Confidential portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

                                                                 Exhibit 10.4.38


                       AMENDMENT TO TERMINATION AGREEMENT



This Amendment to Termination Agreement ("Amendment") is made effective October 1, 1999, by and between Neoprobe Corporation, ("Neoprobe") and Kol Bio-Medical Instruments, Inc. ("Kol").

                                    RECITALS:

WHEREAS, Kol and Neoprobe entered into a Termination Agreement dated September 30, 1999 (the "Termination Agreement") which terminated the Sales and Marketing Agreement dated January 26, 1999 (the "Sales and Marketing Agreement") between the parties; and

WHEREAS, The parties desire to amend the Termination Agreement as set forth herein:

NOW, THEREFORE, in consideration of the mutual promises contained herein, the recitals set forth above, which are hereby incorporated by reference herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Paragraph 1 of the Termination Agreement shall be deleted in its entirety and in lieu thereof; the following shall be substituted:

         "1. Termination. Effective on October 31, 1999 (the "Effective Date of Termination"), the Sales and Marketing Agreement shall be terminated by the mutual agreement of the parties hereto and except as specifically set forth in this Termination Agreement, which the parties intend to be a substituted contract for the Sales and Marketing Agreement, the parties shall have no further obligation or remedies arising under the Sales and Marketing Agreement."

2. Paragraph 2.2 of the Termination Agreement shall be deleted in its entirety and in lieu thereof, the following shall be substituted:

         "2.2 Neoprobe shall pay to Kol all outstanding commissions for Products shipped prior to September 30, 1999 as follows: (i) July and August commissions previously due but unpaid in the amount of *** have been paid on or before September 30, 1999:
                  (ii) September commissions *** shall be paid on October 15, 1999; and (iii) commissions for October 1999 *** shall be paid on or before November 30, 1999."


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.


3. Paragraph 2.4 of the Termination Agreement shall be amended by substituting "fifteen business (15)" for "twenty business (20)" in the first line.

4.       Paragraph 6 of the Termination Agreement shall be modified as follows:
         (i) October 31, 1999 in the first and fourth line shall be changed to November 30, 1999; and (ii) November 15, 1999 in the last line shall be changed to December 15, 1999.

5. Except as set forth herein, all of the terms and conditions of the Termination Agreement shall remain in full force and effect.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.


IN WITNESS WHEREOF, the parties have affixed their hands and seals to this Amendment to Termination Agreement effective on the day and year first set forth above.


Neoprobe Corporation

By: /s/ David C. Bupp                          (SEAL)
   --------------------------------------------
      David C. Bupp, President/CEO


Kol Bio-Medical Instruments, Inc.

By: /s/ Roger S. Kolasinski                    (SEAL)
   --------------------------------------------
      Roger S. Kolasinski, Chairman


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.